UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	October 14, 2008

Enzo Biochem, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

001-09974		13-2866202
(Commission File Number)		(IRS Employer Identification No.)

527 Madison Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

(a)       The following information, including the exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On October 14, 2008, Enzo Biochem, Inc., a New York corporation, issued a press release discussing its financial results for its fourth fiscal quarter ended July 31, 2008 and its fiscal year ended July 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Enzo Biochem, Inc., dated October 14, 2008, discussing financial results for the fourth fiscal quarter ended July 31, 2008 and the fiscal year ended July 31, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: October 15, 2008	By:	/s/ Barry Weiner
Barry Weiner
President, Chief Financial Officer and
Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Enzo Biochem, Inc., dated October 14, 2008, discussing financial results for the fourth fiscal quarter ended July 31, 2008 and the fiscal year ended July 31, 2008.